Exhibit 10.1
Executed Version
SECURITIES PURCHASE AGREEMENT
     SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of November 3, 2008, between KODIAK CDO I, LTD. (“CDO I”) and KODIAK CDO II, LTD. (“CDO II”), each a “Seller” and collectively, the “Sellers” and FELDMAN MALL PROPERTIES, INC. (the “Purchaser”).
RECITALS
     A. CDO I legally and beneficially owns 28,125 Securities (as defined below) and CDO II legally and beneficially owns 375 Securities.
     B. Each of the Sellers wishes to sell to the Purchaser, and the Purchaser wishes to purchase from each of the Sellers, the Securities beneficially owned by such Seller, on the terms and subject to the conditions of this Agreement.
     C. The Sellers and the Purchaser now wish to enter into this Agreement to provide for the acquisition of the Securities as set forth herein.
AGREEMENT
     In consideration of the premises and the mutual covenants and the agreements herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
     Section 1. Definitions. As used in this Agreement, the following terms have the meanings stated:
     “Affiliate” of a Person means any other Person that directly or indirectly controls, is controlled by or is under common control with, the Person or any of its subsidiaries.
     “Closing Date” means the earlier of (a) December 30, 2008 and (b) the date on which the transactions contemplated in that certain Agreement of Sale dated November [ ], 2008, by and between Inland American Real Estate Trust, Inc., FMP Northgate LLC, FMP Stratford LLD and FMP Denton LP close, or such other date as may be agreed by the parties hereto.
     “Company” means Feldman Equities Operating Partnership, LP, a Delaware limited partnership.
     “Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including, without limitation, a governmental body.
     “Purchase Price” means an aggregate amount in cash equal to $5,265,803, to be paid to the Sellers as set forth in Schedule A of this Agreement.

Executed Version
     “Purchased Securities” means Securities having a stated liquidation amount in the aggregate of $28,500,000.00.
     “Securities” means Preferred Securities issued pursuant to the Trust Documents, each having a stated liquidation amount of $1,000.00 and representing an undivided beneficial interest in the assets of the Trust.
     “Securities Act” means the Securities Act of 1933, as amended.
     “Transfer” means a direct or indirect offer, transfer, sale, assignment, pledge, hypothecation or other disposition of all or any interest in the Securities.
     “Trust” means FMP Statutory Trust I, a Delaware statutory trust.
     “Trust Documents” means the Amended and Restated Trust Agreement dated as of March 13, 2006 among the Company, as depositor, the Trustee, as property trustee, The Bank of New York (Delaware), (successor to Chase Bank USA National Association) as Delaware Trustee, and the administrative trustees named therein, and the Junior Subordinated Indenture dated as of March 13, 2006 between the Company and the Trustee, each as amended, restated or otherwise supplemented.
     “Trustee” means The Bank of New York Trust Company, National Association (successor to JPMorgan Chase Bank, National Association).
     Section 2. Purchase and Sale of the Securities; Purchase Price; Re-Registration.
     (a) Purchase and Sale of the Securities. Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, each Seller will;
     (a) sell, assign and transfer to the Purchaser all of such Seller’s right, title and interest in the Securities legally and beneficially owned by such Seller; and
     (b) deliver to Purchaser’s DTC account, in accordance with the account instructions set forth on Schedule B, the Securities beneficially owned by such Seller.
     (b) Purchase Price. Upon the terms and subject to the conditions set forth in this Agreement, including those set forth in Section 3, as payment in full for the Purchased Securities, the Purchaser will pay, or cause to be paid, to the Sellers on the Closing Date an aggregate amount in cash equal to the Purchase Price, by wire transfer of immediately available funds in accordance with the wire transfer instructions attached hereto on Schedule A.

Executed Version
     Section 3. Conditions Precedent.
     (a) Conditions Precedent to the Obligations of the Seller. The obligations of the Sellers under this Agreement are expressly subject to the fulfillment of each of the following conditions, unless waived by the Sellers in writing, on or before the Closing Date:
     (i) Representations and Warranties; Covenants. The representations and warranties of the Purchaser set forth in this Agreement shall be true and correct in all material respects on and as of the Closing Date, with the same force and effect as though made on and as of such date. The Purchaser shall have performed and complied in all material respects with all of its covenants and other obligations contained in this Agreement required to be performed or complied with by the Purchaser on or before the Closing Date.
     (ii) Purchase Price. The Sellers shall have received the Purchase Price by wire transfer of immediately available funds in accordance with the provisions of Section 2(b) hereof.
     (b) Conditions Precedent to the Obligations of the Purchasers. The obligations of the Purchaser under this Agreement are expressly subject to the fulfillment of each of the following conditions, unless waived by the Purchaser in writing, on or before the Closing Date:
     (i) Representations and Warranties; Covenants. The representations and warranties of the Sellers set forth in this Agreement shall be true and correct in all material respects on and as of the Closing Date, with the same force and effect as though made on and as of such date. The Sellers shall have performed and complied in all material respects with all of its covenants and other obligations contained in this Agreement required to be performed or complied with by the Sellers on or before the Closing Date.
     (ii) Securities. The Purchaser shall have received the Purchased Securities in its DTC account.
     Section 4. Representations and Warranties of the Sellers. Each Seller, on behalf of itself only and not jointly with the other Seller, hereby represents and warrants to Purchaser as of the date of this Agreement and as of the Closing Date as follows:
     (a) Existence and Power. Seller (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (ii) has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions described herein, including, without limitation, the sale of the Securities.

Executed Version
     (b) Authorization: Binding Effect. The execution and delivery by the Seller of this Agreement, the performance by the Seller of its obligations under this Agreement and the consummation of the transactions described herein by the Seller, including, without limitation, the sale of the Securities, has been duly authorized by all requisite action on the part of the Seller. This Agreement is the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except that such enforcement (i) may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally and (ii) is subject to the availability of equitable remedies, as determined in the discretion of the court before which such a proceeding may be brought.
     (c) Contravention. Neither the execution, delivery and performance of this Agreement by the Seller nor the consummation of the transactions described herein, including, without limitation, the sale of the Securities, by the Seller will (with or without notice or lapse of time or both) (i) violate or breach any provision of the Seller’s organizational or governing documents, (ii) violate or breach any statute, law, rule, regulation or order by which the Seller or any of its properties, including, without limitation, the Securities, may be bound or affected; or (iii) breach or result in a default under, any material contract or material agreement to which the Seller is a party or by which the Seller or any of its properties, including, without limitation, the Securities, may be bound or affected.
     (d) Consents. No approval, consent, authorization or order of, notice to or registration or filing with, or any other action by, any governmental authority or any other Person is required in connection with (i) the due execution and delivery by the Seller of this Agreement and the performance of the Seller’s obligations hereunder, and (ii) the consummation of the transactions described herein, including, without limitation, the sale of the Securities hereunder.
     (e) Litigation. There is no action, lawsuit, arbitration, claim or proceeding, pending, or to the knowledge of the Seller, threatened, against the Seller, that involves any of the transactions described in this Agreement or the Securities.
     (f) Title to Securities. CDO I represents that it is the sole legal and beneficial owner of 28,125 of the Securities free and clear of all liens, claims, security interests, encumbrances, transfer restrictions, options, charges, voting trusts, voting agreements and restrictions of any nature whatsoever other than as imposed under applicable securities laws or the Trust Documents. CDO II represents that it is the sole legal and beneficial owner of 375 of the Securities free and clear of all liens, claims, security interests, encumbrances, transfer restrictions, options, charges, voting trusts, voting agreements and restrictions of any nature whatsoever other than as imposed under

Executed Version
applicable securities laws or the Trust Documents. Upon delivery on the Closing Date to the Purchaser’s DTC account, in accordance with the account instructions set forth on Schedule B, the Securities, and upon the Seller’s receipt of the Purchase Price, the Purchaser will become the sole legal and beneficial owner of the Securities free and clear of any liens, claims, security interests, encumbrances, transfer restrictions, options, charges, voting trusts, voting agreements and restrictions of any nature whatsoever other than as imposed under applicable securities laws or the Trust Documents.
     (g) Securities Laws. Seller has not offered to sell any portion of the Securities or any interest therein in a manner which violates any applicable securities law or would require the sale hereunder to be registered under the Securities Act or any other applicable securities laws.
     (h) Affiliate Status. Seller is not, and has never been, an affiliate of the Company or the Trust.
     (i) Sophisticated Seller. The Seller is familiar with the terms of securities with characteristics similar to the Securities. Seller is a sophisticated seller with respect to the Securities and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of such sale, is aware of and has considered the financial risks and financial hazards of selling the Securities on the terms set forth in this Agreement.
     (j) Adequate Information; Independent Decision-Making. Seller acknowledges that it has received such information as, in its judgment, is necessary for it to make an informed decision to sell the Securities. Seller has had access to and has reviewed all information concerning the business, assets and financial condition of the Company and the Trust that a reasonable person would deem relevant or appropriate to a determination whether to continue to own or to sell the Securities and to enable the Seller to make a fully informed decision to sell the Securities to the Purchaser. In making the decision to sell the Securities, Seller has relied solely on information obtained by Seller from sources other than the Purchaser or any of their Affiliates, accountants, counsel or other representatives and has independently, without reliance upon the Purchaser, other than on the representations and warranties of the Purchaser expressly set forth in this Agreement, made its own analysis and decision to sell the Securities to the Purchaser. Seller understands and acknowledges that neither the Purchaser nor any of its Affiliates, accountants, counselor other representatives makes or has made any representation or warranty, express or implied, as to the accuracy or completeness of any of the information (i) concerning the Trust, the Company, their respective financial condition, any Affiliates of the Trust or the Company or the

Executed Version
Securities or (ii) otherwise used by Seller in making its decision to sell the Securities to the Purchaser hereunder, nor will it have any liability or responsibility to Seller for the accuracy or completeness of any such information, or relating to or resulting from the use of such information by the Seller or any errors therein or omissions there from.
     (k) Non-Disclosure of Information; Waiver. Seller acknowledges and expressly agrees that (i) the Purchaser may possess material non-public information with respect to the Trust, the Company and the Securities not known to the Seller (together, “Purchaser Information”), (ii) the Seller has not requested the Purchaser to disclose the Purchaser Information to the Seller, (iii) the Seller is willing to sell the Securities to the Purchaser without having the benefit of receiving such Purchaser Information, and (iv) the Purchaser shall have no liability to the Seller with respect to the non-disclosure of the Purchaser Information and the Seller hereby releases the Purchaser from any such liability, waives all claims and causes of action now or hereafter existing based upon or relating to such non-disclosure and covenants not to sue the Purchaser or any of their directors, officers, employees, agents, partners, members or affiliates for any loss, damages or liability resulting from or relating to such non-disclosure.
     (l) No Brokers; No Transfer Fee. Seller has not engaged or employed any finder, broker, agent or other intermediary in connection with the transactions described herein. There are no fees, commissions or compensation payable by the Purchaser to any Person engaged or retained by, through or on behalf of the Seller in connection with the consummation of the transactions described herein. There are no transfer or other fees required to be paid to the Trust, the Company, a transfer agent or any other Person in connection with the consummation of the transactions described herein.
     (m) ERISA. No interest in the Securities is being sold by or on behalf of one or more “employee benefit plans,” as such term is defined in the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA, a “plan” as defined in Section 4975 of the Internal Revenue Code of 1986, as amended, or any entity whose assets include the assets of any such “employee benefit plan” or “plan.”
     (n) No Withholding. Seller is not subject to any withholding taxes with respect to the Securities.
     (o) Acts and Omissions. Seller has not engaged in any acts or conduct or made any omissions (including by virtue of the Seller’s holding any funds or property of, or owing amounts or property to, the Trust or the Company), that will result in the

Executed Version
Purchaser’s receiving proportionately less in payments or distributions under, or less favorable treatment (including the timing of payments or distributions) for, the Securities than is received by other holders of similar securities issued by the Trust or the Company.
     (p) Liquidation Amount of the Securities. CDO I represents that the stated liquidation amount of the Securities to be sold by CDO I hereunder as of the date hereof is $28,125,000.00. CDO II represents that the stated liquidation amount of the Securities to be sold by CDO II hereunder as of the date hereof is $375,000.00.
     (q) Distributions on the Securities. Seller has not received from and after September 9, 2008 any payments or other distributions in respect of the Securities.
     Section 5. Representations, Warranties and Covenants of the Purchaser. The Purchaser hereby represents and warrants to the Sellers as of the date of this Agreement and as of the Closing Date as follows:
     (a) Existence and Power. The Purchaser (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (ii) has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions described herein, including, without limitation, the purchase of the Securities.
     (b) Authorization: Binding Effect. The execution and delivery by the Purchaser of this Agreement, the performance by the Purchaser of its obligations under this Agreement and the consummation of the transactions described herein by the Purchaser, including, without limitation, the purchase of the Securities, has been duly authorized by all requisite action on the part of the Purchaser. This Agreement is the legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except that such enforcement (i) may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally and (ii) is subject to the availability of equitable remedies, as determined in the discretion of the court before which such a proceeding may be brought.
     (c) Contravention. Neither the execution, delivery and performance of this Agreement by the Purchaser nor the consummation of the transactions described herein, including, without limitation, the purchase of the Securities, by such Purchaser will (with or without notice or lapse of time or both) (i) violate or breach any provision of the Purchaser’s organizational or governing documents, (ii) violate or breach any

Executed Version
statute, law, rule, regulation or order by which the Purchaser or any of its properties may be bound or affected, or (iii) breach or result in a default under, any material contract or material agreement to which the Purchaser is a party or by which the Purchaser or any of its properties may be bound or affected.
     (d) Consents. No approval, consent, authorization or order of, notice to or registration or filing with, or any other action by, any governmental authority or any other Person is required in connection with (i) the due execution and delivery by the Purchaser of this Agreement and the performance of the Purchaser’s obligations hereunder, and (ii) the consummation of the transactions described herein.
     (e) Litigation. There is no action, lawsuit, arbitration, claim or proceeding, pending, or to the knowledge of the Purchaser, threatened, against the Purchaser, that involves any of the transactions described in this Agreement, including, without limitation, the purchase of the Securities.
     (f) Securities Resale Representations. The Purchaser understands and acknowledges that the Securities are not registered under the Securities Act or any state securities laws. The Purchaser understands that the Securities cannot be sold unless they are registered under the Securities Act and applicable state securities laws or an exemption from such registration is available.
     (g) Qualified Institutional Buyer; Qualified Purchaser; Accredited Investor. The Purchaser is a “qualified institutional buyer” as defined in Rule 144A of the Securities Act. The Purchaser is a “qualified purchaser” as determined in accordance with Section 2(a)(51) of the Investment Company Act of 1940, as amended, and was not formed solely for the purpose of owning the Securities. The Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act.
     (h) Sophisticated Purchaser. The Purchaser is familiar with the terms of securities with characteristics similar to the Securities. The Purchaser is a sophisticated Purchaser with respect to the Securities and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of such purchase, is aware of and has considered the financial risks and financial hazards of purchasing the Securities on the terms set forth in this Agreement.
     (i) Adequate Information; Independent Decision-Making. The Purchaser acknowledges that it has received such information as, in its judgment, is necessary for it to make an informed decision to purchase the Securities. The Purchaser has had access to all information concerning the business, assets and financial condition of the

Executed Version
Trust and the Company that a reasonable person would deem relevant or appropriate to a determination whether to purchase the Securities and to enable the Purchaser to make a fully informed decision to purchase the Securities from the Sellers. In making the decision to purchase the Securities, the Purchaser has relied solely on information obtained by the Purchaser from sources other than the Sellers or any of their Affiliates, accountants, counsel or other representatives and has independently, without reliance upon the Sellers, other than on the representations and warranties of the Sellers expressly set forth in this Agreement, made its own analysis and decision to purchase the Securities from the Sellers. The Purchaser understands and acknowledges that neither the Sellers nor any of its Affiliates, accountants, counsel or other representatives makes or has made any representation or warranty, express or implied, as to the accuracy or completeness of any of the information (i) concerning the Trust, the Company, their respective financial condition, any Affiliates of the Trust or the Company or the Securities or (ii) otherwise used by the Purchaser in making its decision to purchase the Securities hereunder, nor will any of them have any liability or responsibility to the Purchaser for the accuracy or completeness of any such information, or relating to or resulting from the use of such information by the Purchaser or any errors therein or omissions therefrom.
     (j) Non-Disclosure of Information; Waiver. The Purchaser acknowledges and expressly agrees that (i) the Sellers may possess material non-public information with respect to the Trust, the Company and the Securities not known to the Purchaser (together, “Sellers’ Information”), (ii) the Purchaser has not requested the Sellers to disclose the Sellers’ Information to the Purchaser, (iii) the Purchaser is willing to purchase the Securities from the Sellers without having the benefit of receiving such Sellers Information, and (iv) the Sellers shall have no liability to the Purchaser with respect to the non-disclosure of the Sellers Information and the Purchaser hereby releases the Sellers from any such liability, waives all claims and causes of action now or hereafter existing based upon or relating to such non-disclosure and covenants not to sue Sellers or any of its directors, officers, employees, agents, partners, members or Affiliates for any loss, damages or liability resulting from or relating to such non-disclosure.
     (k) No Brokers. The Purchaser has not engaged or employed any finder, broker, agent or other intermediary in connection with the transactions described herein. There are no fees, commissions or compensation payable by the Sellers to any Person engaged or retained by, through or on behalf of the Purchaser in connection with the consummation of the transactions described herein.
     (l) ERISA. No interest in the Securities is being purchased by or on behalf of one or more “employee benefit plans,” as such term is defined in ERISA, that is

Executed Version
subject to Title I of ERISA, a “plan” as defined in Section 4975 of the Internal Revenue Code of 1986, as amended, or any entity whose assets include the assets of any such “employee benefit plan” or “plan.”
     (m) Legal Fees. On the Closing Date, the Purchaser shall pay the legal fees and expenses of the Sellers pursuant to the wire instructions to be delivered to the Purchaser prior to the Closing Date.
     Section 6. Indemnification By Purchasers. The Purchaser hereby agrees to indemnify and hold harmless Sellers and their respective successors and assigns, and their respective officers, directors, employees, shareholders, partners, members, agents and Affiliates (each a “Sellers’ Group Member”), from and against any loss, liability, claim, obligation, damage, deficiency, cost, expense, fine or penalty, including without limitation reasonable attorney fees and other defense costs and costs of investigation, remediation or other response actions (any of the foregoing, “Damages”) of or to a Sellers’ Group Member arising out of or resulting from any inaccuracy in, or any breach of, any representation or warranty of the Purchaser contained in this Agreement and any breach of any covenant or agreement of the Purchaser contained in this Agreement.
     Section 7. Indemnification By Sellers. Each Seller severally and not jointly hereby agrees to indemnify, defend and hold harmless the Purchaser and its successors and assigns, and their respective officers, directors, employees, shareholders, partners, members, agents and Affiliates (each a “Purchaser Group Member”), from and against any Damages of or to a Purchaser Group Member arising out of or resulting from any inaccuracy in, or any breach of, any representation or warranty of such Seller contained in this Agreement and any breach of any covenant or agreement of such Seller contained in this Agreement.
     Section 8. Miscellaneous.
     (a) Notices. All notices, requests, demands and other communications to any party or given under this Agreement will be in writing and delivered personally, by overnight delivery or courier, by registered mail or by telecopier (with confirmation received) to the parties at the address or telecopy number specified for such parties on Schedule B hereto (or at such other address or telecopy number as may be specified by a party in writing given at least five business

Executed Version
days prior thereto). All notices, requests, demands and other communications will be deemed delivered when actually received.
     (b) Counterparts. This Agreement may be executed simultaneously in one or more counterparts, and by different parties hereto in separate counterparts, each of which when executed will be deemed an original, but all of which taken together will constitute one and the same instrument.
     (c) Amendment of Agreement. This Agreement may not be amended, modified or waived except by an instrument in writing signed on behalf of each of the parties hereto.
     (d) Successors and Assigns: Assignability. This Agreement will be binding upon and inures to the benefit of and is enforceable by the respective successors and permitted assigns of the parties hereto. This Agreement may not be assigned by any party hereto without the prior written consent of all other parties hereto; provided that the Purchaser, upon written notice to Sellers, may assign its rights and obligations hereunder to an Affiliate of Purchaser (which assignment will not relieve the Purchaser of any obligation under this Agreement); provided that from and after the Closing Date, Purchaser may assign its rights hereunder, in whole or in part. Any assignment or attempted assignment in contravention of this Section will be void ab initio and will not relieve the assigning party of any obligation under this Agreement.
     (e) Integration. This Agreement contains and constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior negotiations, agreements and understandings, whether written or oral, of the parties hereto.
     (f) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.
     (g) No Waiver; Remedies. No failure or delay by any party in exercising any right, power or privilege under this Agreement will operate as a waiver of the right, power or privilege. A single or partial exercise of any right, power or privilege will not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement will be cumulative and not exclusive of any rights or remedies provided by law.

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     (h) No Third-Party Rights. This Agreement is not intended, and will not be construed, to create any rights in any parties other than the Sellers and the Purchaser and no Person may assert any rights as third-party beneficiary hereunder, except as provided in Sections 6 and 7 hereof.
     (i) Waiver of Jury Trial. EACH OF THE PURCHASER AND THE SELLERS HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY LAWSUIT, PROCEEDING OR ACTION TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR TO BE DELIVERED IN CONNECTION WITH THIS AGREEMENT AND AGREES THAT ANY LAWSUIT, PROCEEDING OR ACTION WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
     (h) Choice of Forum. The Sellers and the Purchaser irrevocably and unconditionally submits to and accepts the exclusive jurisdiction of the United States District Court for the Southern District of New York located in the Borough of Manhattan or (if such court is not available) the courts of the State of New York located in the County of New York, for any action, suit, or proceeding arising out of or based upon this Agreement or any matter relating to it, and waives any objection that it may have to the laying of venue in any such court or that such court is an inconvenient forum or does not have personal jurisdiction over it.
     (j) Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the state of New York applicable to contracts executed in and to be performed entirely within that state, without reference to conflicts of laws provisions.
     (k) Nondisclosure. Neither the Purchaser nor the Sellers shall issue any press release or make any other disclosure (including disclosure to public officials) with respect to this Agreement or the transactions contemplated by this Agreement, except as required by law, without the prior approval of the other party, which approval shall not be unreasonably withheld.
     (I) Survival. All of the representations, warranties, covenants and agreements contained in this Agreement shall survive the closing of the purchase and sale of the Securities contemplated hereunder and the execution, delivery and performance of this Agreement for a period of six months from the date hereof.
     (i) Further Assurances: Distributions. Promptly upon reasonable request by either party hereto, the other party shall execute, acknowledge, deliver, register and re-register any and all such further conveyances, agreements, assignments, notices of assignment, transfers, certificates, assurances and other instruments as such first party may reasonably require from time to time in order to carry out the purposes of this Agreement. Each Seller agrees that if receives any distributions, payments or proceeds with respect to the Securities, whether in the form of cash, securities, instruments or any other property, the aforementioned shall constitute

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property of the Purchaser and the Seller shall promptly deliver to the Purchaser any such property in the same form received, together with any endorsements or documents necessary to transfer such property to the Purchaser.

Executed Version
     IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first stated above.

FELDMAN MALL PROPERTIES, INC.

By:	/s/ Thomas Wirth

Name: Thomas Wirth
Title: President and Chief Financial Officer

KODIAK CDO I, LTD.

By:	KODIAK CDO MANAGEMENT LLC
Its:	Collateral Manager

By:	KODIAK FUNDING, LP
Its:	Sole Member

By:	KODIAK FUNDING COMPANY, INC.
Its:	General Partner

By:	/s/ Robert M. Hurley

Name:	Robert M. Hurley
Title:	Chief Financial Officer

Executed Version

KODIAK CDO II, LTD.

By:	KODIAK CDO MANAGEMENT LLC
Its:	Collateral Manager

By:	KODIAK FUNDING, LP
Its:	Sole Member

By:	KODIAK FUNDING COMPANY, INC.
Its:	General Partner

By:	/s/ Robert M. Hurley

Name:	Robert M. Hurley
Title:	Chief Financial Officer